Discontinued Operations	12 Months Ended
Jun. 30, 2012
Discontinued Operations
Discontinued Operations

Note 20. Discontinued Operations

On September 18, 2012, the Company entered into a definitive agreement to sell the Hologram Business within the AOT reportable segment to OpSec Security Inc. for $11.5 million in cash, subject to adjustment based upon the close date net working capital condition. The sale closed on October 12, 2012. In accordance with the applicable accounting guidance for the disposal of long-lived assets, the results of the Hologram Business are presented as discontinued operations and, as such, have been excluded from both continuing operations and segment results for all periods presented.

Net revenue of the Hologram Business for fiscal 2012, 2011 and 2010 was $19.7 million, $22.6 million and $16.6 million, respectively. Net loss for fiscal 2012 was $29.5 million, primarily related to impairment charges on long-lived assets. Net loss for 2011 and 2010 was $7.1 million and $8.5 million, respectively. There was no tax effect associated with the discontinued operation.

On September 4, 2009, the Company sold certain non-core assets related to its wholly owned subsidiary da Vinci Systems LLC (“da Vinci”). Da Vinci represented a separate component of the CommTest segment and was considered as discontinued operations for financial reporting purposes. The sale generated total gross proceeds of $2.5 million and a gain of $0.2 million, which was recognized in the first fiscal quarter of 2010. Net loss for fiscal 2010 was $2.1 million.